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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 15, 2002
                                                         ----------------



                              STONEPATH GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                       0-26929                 65-0867684
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(State or Other Jurisdic-      (Commission File Number)       (IRS Employer
 tion of Incorporation)                                     Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                     19102
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code 215-564-9190
                                                   ------------

                                 Not Applicable

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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

1. On January 15, 2002, Stonepath Group, Inc. (the "Company") issued a press release announcing the appointment of Bohn Crain as the Company's Chief Financial Officer. A copy of the Press Release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

2. The Company intends to advance the date of its annual meeting of shareholders by more than 30 days from the date its annual meeting was held last year. Accordingly, pursuant to Rule 14a-6(f), the Company is hereby notifying its shareholders that March 1, 2002 shall be the new date for submitting shareholder proposals for inclusion in the Company's proxy statement for the Company's annual meeting of shareholders being held this year. Shareholder proposals received by the Company after that date shall be considered untimely and will not be included in the Company's proxy statement.




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits.


                 Exhibit No.

         10.72   Employment Agreement dated January 10, 2002
                 between Stonepath Group, Inc. and Bohn Crain     Filed herewith

         10.73   Stock Option Agreement dated January 10, 2002
                 between Stonepath Group, Inc. and Bohn Crain     Filed herewith

         99.1    Press release dated January 15, 2002             Filed herewith




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 STONEPATH GROUP, INC.



Date: January 24, 2002           By: /s/ Dennis L. Pelino
                                     -------------------------------------------
                                     Name:  Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer



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